Exhibit 10.2

Amendment No. 1 to
Asset Purchase Agreement

    Reference is made to the Asset Purchase Agreement, dated June 9, 2011, among CommerceTel Corporation, CommerceTel, Inc. ("CommerceTel"), Digimark, LLC ("Digimark") and the Controlling Owner identified therein (the "Asset Purchase Agreement").

    The udnersigned hereby amend Section 8.02(b) of the Asset Purchase Agreement by changing the reference to "July 1, 2011" therein to "August 15, 2011".

    In consideration of this amendment, CommerceTel will pay to Digimark a non-refundable cash payment of $15,000 on or before July 13, 2011.  Digimark will use the payment solely for ordinary course of business operating expenses, including the hiring of new sales and customer support employees as disclosed to CommerceTel.

    Except as expressly set forth herein, the Asset Purchase Agreement remains unmodified and in full force and effect.

Acknowledged and agreed as of July 8, 2011 by:

CommerceTel Corporation

By: _________________

Dennis Becker, Chief Executive Officer

CommerceTel, Inc.

By: _________________

Dennis Becker, Chief Executive Officer

Digimark, LLC

By: _________________

Spencer Brannan, Chief Executive Officer

Controllingn Owner

By: _________________

Spencer Brannan